EXHIBIT 10.25

INCENTIVE STOCK OPTION NO.  ________

FLAG FINANCIAL CORPORATION
1994 EMPLOYEES STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement (the “Agreement”) is entered into as of the _________ day of __________________, ________, by and between FLAG Financial Corporation (the “Company”) and ________________________________ (“Optionee”).

WITNESSETH:

WHEREAS, the Company (which term as used herein shall include any parent or subsidiary of the Company) has adopted the FLAG Financial Corporation 1994 Employees Stock Incentive Plan (the “Plan”) which is administered by a committee appointed by the Company’s Board of Directors (the “Committee”); and

WHEREAS, effective as of __________________, ________, the Committee granted to Optionee an incentive stock option under, and in accordance with, the terms of the Plan to reward Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Incentive Stock Option Agreement;

NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.    Grant of Option.

Effective as of __________________, ________, the Committee granted Optionee an incentive stock option. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase _________ shares of the $1.00 par value common stock of the Company (the “Common Stock”); such __________ shares hereinafter are referred to as the “Optioned Shares,” and this option hereinafter is referred to as the “Option”. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.    Option Price.

The price per share for each of the Optioned Shares shall be $_______________ (the “Option Price”), which is the Fair Market Value of the Optioned Shares on _______________, ________________, the date of grant.

3.    Exercise of Option.

(a)    General. The Option may be exercised by Optionee’s delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the “Notice of Exercise”). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

(b)    Beginning of Exercise Period. The Option first shall become exercisable according to the following schedule; provided, if Optionee ceases to be an employee of the Company, his rights with regard to all non-vested Options under this schedule shall cease immediately:

Individually determined vesting schedule to be set forth here.

Notwithstanding the foregoing, the Option shall become 100% vested immediately upon the death or Disability of Optionee or upon a Change of Control.

(c)    Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining shares subject to the Option, if less than 100 shares.

    4.    Termination of Option.

Notwithstanding any provisions to the contrary herein, the Option shall not be exercisable either in whole or in part after the earliest of:

(a)    Ten years from the date of grant;

(b)    The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while employed by the Company, (ii) within the three-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability or (iii) within the one-year period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability;

(c)    The date of expiration of the one-year period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability or retirement; provided, if Optionee dies during such one-year period, the terms of subsection (b) shall control;

(d)    The date of expiration of the three-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or disability;

(e)    The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of employment for cause, all as described in Section 2.5 of the Plan; or

(f)    Such other earlier date as may be required under the terms of the Plan.

5.    Option Non-Transferable.

The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney in-fact) and shall not be assignable or transferable by the Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

6.    Death Optionee and Transfer of Option.

In the event of the death of Optionee while in the employ of the Company, within a period of one year after the termination of his employment with the Company due to Disability, or within a three-month period after the employee ceases to be an employee of the Company for any reason other than for cause, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee’s personal representatives, heirs or legatees at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such representative, heir or legatee was Optionee herein.

7.    Medium and Time of Payment of Option Price.

(a)    General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash, in shares of the Common Stock, or any combination thereof.

(b)    Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of the Common Stock, the following conditions shall apply:

(i)    Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require);

(ii)    Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

(iii)    Such shares shall be valued on the basis of the Fair Market Value of the Common Stock on the date of exercise pursuant to the terms of the Plan; and

(iv)    The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection (a) above.

In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and the income tax laws of the state of the Optionee’s residence.

8.    Agreement of Optionee.

Optionee acknowledges that he has read Section 9 of the Plan and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to “affiliates” under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and restrictions on the resale of such shares which may pertain.

9.    Delivery of Stock Certificates.

As promptly as practical after the date of exercise of the Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

10.    Notices.

All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

If to the Company:

FLAG Financial Corporation
Attention: Corporate Secretary
101 North Greenwood Street
LaGrange, Georgia 30240

If to Optionee:
      ___________________
      ___________________
      ___________________
      ___________________

Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

11.    Other Terms and Conditions.

In addition to the terms and conditions set forth herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan and in any Schedule I attached hereto, each of which is hereby incorporated by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

12.    Miscellaneous.

(a)    The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in the future years or any right to be retained in the employ of the Company or to interfere in any way with the right of the Company to terminate Optionee’s employment at any time.

(b)    Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no right of a shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

(c)    If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the fall number of Optioned Shares, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment for modification hereof.

(d)    This Agreement shall be construed and enforced in accordance with the laws of Delaware.

(e)    This Agreement, together with the Plan, contains the entire understanding among the parties and supercedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein and in the Plan.

(f)    Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

(g)    This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.

FLAG Financial Corporation

By:  ___________________________

Title:  __________________________

OPTIONEE:

        _______________________________
        Signature

_______________________________
Print or type name

EXHIBIT A

FLAG Financial Corporation
1994 Employees Stock Incentive Plan

NOTICE OF EXERCISE FOR INCENTIVE STOCK OPTION AGREEMIENT

This Notice of Exercise is given pursuant to the terms of the Incentive Stock Option Agreement, dated ____________________, _______________, between FLAG Financial Corporation (the “Company”) and the undersigned Optionee (the “Agreement”) which Agreement represents Incentive Stock Option No._________ and which is made a part hereof and incorporated herein by reference.

EXERCISE OF OPTION. Optionee hereby exercises his option to purchase ________ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consist of: [COMPLETE ONLY ONE]

š    Cash in the total amount of $

š    ________ Shares of the Company’s Common Stock.

š    Cash in the total amount of $_______________
       And __________ Shares of the Company’s Common Stock.

š    Other (specify):

Acknowledgement. Optionee hereby acknowledges that, to the extent he is an “affiliate” of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended), or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company’s Common Stock, acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission’s Rule 144), all as described in Section 9 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

Executed this _________ day of ___________________, ________.

OPTIONEE:

                _________________________
                Signature

                __________________________
                Print or type name

FLAG Financial Corporation hereby acknowledges receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this ________ day of ___________, _________.

FLAG Financial Corporation

By:  _____________________________

Title:  ____________________________